UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No.      )

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INDEPENDENCE HOLDING COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INDEPENDENCE HOLDING COMPANY

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 22, 2007

Dear Stockholders:

We cordially invite you to attend the 2007 annual meeting of the stockholders of Independence Holding Company (“IHC”). The meeting will take place in the offices of IHC’s counsel, Paul, Hastings, Janofsky & Walker LLP, located in the Park Avenue Tower, 75 E. 55th Street, New York, NY 10022, on Friday, June 22, 2007 at 10:45 a.m. local time. We look forward to your attendance, either in person or by proxy.

The purpose of the meeting is to:

1. elect seven directors, each for a term of one year;

2. ratify the appointment of KPMG LLP as IHC’s independent registered public accounting firm for 2007; and

3. transact any other business that may properly come before the meeting.

Only stockholders of record at the close of business on April 27, 2007 may vote at the meeting or any postponements or adjournments of the meeting.

By order of the Board of Directors,

Adam C. Vandervoort
Secretary

April 30, 2007

HOW TO VOTE: Whether or not you plan to attend the meeting in person, please complete, date, sign and return the accompanying proxy card or voting instruction card and return it promptly in the enclosed return envelope. The enclosed envelope requires no additional postage if mailed in the United States. In the event you decide to attend the meeting in person, you may revoke this proxy and vote your shares at the meeting.

Your vote is very important. Please vote whether or not you plan to attend the meeting.

2007 PROXY STATEMENT

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INDEPENDENCE HOLDING COMPANY

96 Cummings Point Road
Stamford, Connecticut 06902
(203) 358-8000
www.independenceholding.com

2007 PROXY STATEMENT

IHC’s Board of Directors (the “Board”) is furnishing you this proxy statement in connection with the solicitation of proxies on its behalf for the 2007 Annual Meeting of Stockholders. The meeting will take place in the offices of IHC’s counsel, Paul, Hastings, Janofsky & Walker LLP, located in the Park Avenue Tower, 75 E. 55th Street, New York, NY 10022, on Friday, June 22, 2007 at 10:45 a.m. local time. At the meeting, stockholders will vote on the election of seven directors and the ratification of IHC’s independent registered public accounting firm. Stockholders also will consider any other matter that may properly come before the meeting, although we know of no other business to be presented.

By submitting your proxy (by signing and returning the enclosed proxy card), you authorize Mr. Adam C. Vandervoort, IHC’s Vice President, General Counsel and Secretary, and Ms. Teresa A. Herbert, IHC’s Chief Financial Officer and Senior Vice President, to represent you and vote your shares at the meeting in accordance with your instructions. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting.

IHC’s Annual Report to Stockholders for the fiscal year ended December 31, 2006, which includes IHC’s audited financial statements, accompanies this proxy statement. Although the Annual Report is being distributed with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated by reference into this proxy statement.

We are first sending the proxy statement, form of proxy and accompanying materials to stockholders on or about May 15, 2007.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES BY MAIL.

INFORMATION ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting, the stockholders will be asked to:

•	elect seven directors, each for a term of one year; and

•	ratify the appointment of KPMG LLP (“KPMG”) as IHC’s independent registered public accounting firm.

Stockholders also will transact any other business that may properly come before the meeting. Members of IHC’s management team will be present at the meeting to respond to appropriate questions from stockholders.

Who is entitled to vote?

The record date for the meeting is April 27, 2007. Only stockholders of record at the close of business on that date are entitled to vote at the meeting. The only class of stock entitled to be voted at the meeting is IHC common stock. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on the record date, there were 15,190,789 shares of IHC common stock outstanding.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, these proxy materials are being forwarded to you by your bank, brokerage firm or other nominee (the “record holder”), along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank, brokerage firm or other nominee, it will nevertheless be entitled to vote your shares in its discretion on the election of directors (Proposal 1) and the ratification of the appointment of the independent registered public accounting firm (Proposal 2).

As the beneficial owner of shares, you are invited to attend the annual meeting. If you are a beneficial owner, however, you may not vote your shares in person at the meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

How many shares must be present to hold the meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a quorum is not present at the meeting?

If a quorum is not present or represented at the meeting, the holders of a majority of the shares entitled to vote at the meeting who are present in person or represented by proxy, or the chairman of the meeting, may adjourn the meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

How do I vote?

If you properly complete, sign and date the accompanying proxy card or voting instruction card and return it in the enclosed envelope, it will be voted in accordance with your instructions. The enclosed envelope requires no additional postage if mailed in the United States.

If your shares are held in street name, you may be able to vote your shares electronically by telephone or on the Internet. A large number of banks and brokerage firms participate in a program provided through ADP Investor Communications Services, which offers telephone and Internet voting options. If your shares are held in an account at a bank or brokerage firm that participates in the ADP program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you.

If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. Additionally, we will pass out ballots to registered stockholders who wish to vote in person at the meeting. If you are a beneficial owner of shares held in street name who wishes to vote at the meeting, you will need to obtain a legal proxy from your record holder and bring it with you to the meeting.

Who can attend the meeting?

Only stockholders eligible to vote or their authorized representatives will be admitted to the meeting. If your shares are held in street name, you must bring the indicated portion of your voting instruction card. Alternatively, you may bring other proof of ownership, such as your most recent brokerage account statement, which clearly shows your ownership of IHC common stock as of the record date. In addition, you must bring a valid, government-issued photo identification, such as a driver’s license or a passport.

Can I change my vote after I submit my proxy?

Yes, if you are a registered stockholder you may revoke your proxy and change your vote:

•	by submitting a valid, later-dated proxy card (the latest-dated, properly completed proxy that you submit will count as your vote); or

•	by giving written notice of such revocation to the Secretary of IHC prior to or at the meeting or by voting in person at the meeting.

Your attendance at the meeting itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the meeting.

If your shares are held in street name, you should contact your bank, brokerage firm or other nominee and follow its procedures for changing your voting instructions. You may also vote in person at the meeting if you obtain a legal proxy from your record holder.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to IHC unless:

•	required by law;

•	you expressly request disclosure on your proxy; or

•	there is a proxy contest.

Who will count the votes?

IHC’s transfer agent, Registrar and Transfer Company, will tabulate and certify the votes. A representative of the transfer agent will serve as the inspector of election.

How does the Board of Directors recommend I vote on the proposals?

Your Board recommends that you vote:

•	FOR the election of the seven nominees to the Board of Directors; and

•	FOR the ratification of the appointment of KPMG as IHC’s independent registered public accounting firm.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, your shares will be voted:

•	FOR the election of the seven nominees to the Board of Directors; and

•	FOR the ratification of the appointment of KPMG as IHC’s independent registered public accounting firm.

Will any other business be conducted at the meeting?

IHC’s by-laws require stockholders to give advance notice of any proposal intended to be presented at the meeting. The deadline for this notice has passed and we have not received any such notices. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

How many votes are required to elect the director nominees?

The affirmative vote of a plurality of the votes cast at the meeting is required to elect the seven nominees as directors. This means that the seven nominees will be elected if they receive more affirmative votes than any other person. If you vote “Withheld” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

How many votes are required to ratify the appointment of IHC’s independent registered public accounting firm?

The ratification of the appointment of KPMG as IHC’s independent registered public accounting firm requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

How will abstentions be treated?

Abstentions will be treated as shares present for quorum purposes and entitled to vote, so they will have the same practical effect as votes against a proposal.

How will broker non-votes be treated?

Broker non-votes will be treated as shares present for quorum purposes. Your broker will be entitled to vote your shares in its discretion on the election of directors (Proposal 1) and the ratification of the appointment of the independent registered public accounting firm (Proposal 2), without your voting instructions on these items.

STOCK OWNERSHIP

Directors and Executive Officers

The following table sets forth the amount of IHC common stock beneficially owned by each director or nominee, each named executive officer included in the Summary Compensation Table on page 16 and all directors, nominees and executive officers as a group, as of March 31, 2007. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power.

			Number of	Percent
Name	Number of Shares		Option Shares(1)	of Class(2)

Mr. Edward Netter	—	(3)	—	—
Mr. Larry R. Graber	40,169		—	*
Mr. Allan C. Kirkman	8,430		7,920	*
Mr. John L. Lahey	750		—	*
Mr. Steven B. Lapin	89,182		—	*
Mr. James G. Tatum	16,580	(4)	2,970	*
Mr. Roy T.K. Thung	246,238		367,110	4.04%
Ms. Teresa A. Herbert	43,593		65,883	*
Mr. David T. Kettig	57,186		65,883	*
Mr. Scott M. Wood	209,146	(5)	—	1.38%
All directors, nominees for director and executive officers as a group (13 persons)	711,274		509,766	8.52%

(1)	Reflects the number of shares that could be acquired on March 31, 2007 or within sixty days thereafter through the exercise of stock options. The shares are excluded from the column headed “Number of Shares,” but included in the ownership percentages reported in the column headed “Percent of Class.”

(2)	Based on 15,188,785 shares outstanding on March 31, 2007.

(3)	As described in the table relating to Significant Stockholders, Geneve Holdings, Inc. and certain of its affiliates collectively, “GHI”) are the beneficial owners of 8,155,611 shares of IHC common stock, which represents 53.69% of the outstanding common stock as of March 31, 2007. Mr. Edward Netter, Chairman of IHC Board, is an executive officer and a director of Geneve Holdings, Inc. Mr. Netter and members of his family have voting control over Geneve Holdings, Inc. Mr. Netter disclaims beneficial ownership as to the shares of IHC common stock owned by GHI.

(4)	Includes 1,260 shares owned by Mr. Tatum’s wife, as to which shares Mr. Tatum disclaims beneficial ownership.

(5)	Includes 32,017 shares held in SLW Trust II, and 6,819 shares held in SLW Trust III, as to all of which Mr. Wood disclaims beneficial ownership. Mr. Wood is the managing trustee and he and/or other immediate family members are beneficiaries of the named trusts. Of the 209,146 shares reported, 41,666 shares are held in an escrow until August 2007 to cover any indemnifiable claim arising in connection with IHC’s acquisition of Insurers Administrative Corporation in January 2006.

*	Represents less than 1% of the outstanding common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires directors and certain officers of IHC and persons who own more than ten percent of IHC common stock to file with the U.S. Securities and Exchange Commission (“SEC”) initial reports of beneficial ownership (Form 3) and reports of subsequent changes in their beneficial ownership (Form 4 or Form 5) of IHC’s common stock. Such directors, officers and greater-than-ten-percent stockholders are required to furnish IHC with copies of the Section 16(a) reports they file. The SEC has established specific due dates for these reports, and IHC is required to disclose in this proxy statement any late filings or failures to file.

Based solely upon a review of the copies of the Section 16(a) reports (and any amendments thereto) furnished to IHC and written representations from certain reporting persons that no additional reports were required, IHC believes that its directors, reporting officers and greater-than-ten-percent stockholders complied with all these filing requirements for the fiscal year ended December 31, 2006.

Significant Stockholders

The following table lists certain persons known by IHC to own beneficially more than five percent of the outstanding shares of IHC common stock as of March 31, 2007.

		Percentage of
		Outstanding Shares
	Common Stock	Beneficially Owned

Geneve Holdings, Inc.(1) 96 Cummings Point Road Stamford, Connecticut 06902	8,155,611	53.69%

(1)	According to (i) information disclosed in Amendment No. 35 to Schedule 13D dated May 9, 2001 of Geneve Holdings, Inc., a private diversified holding company located at 96 Cummings Point Road, Stamford, Connecticut, supplemented by (ii) information provided to IHC by Geneve Holdings, Inc. in response to a questionnaire, a group consisting of Geneve Holdings, Inc. and certain of its affiliates (collectively, “GHI”) are the beneficial owners of 8,155,611 shares of IHC common stock. Mr. Edward Netter, Chairman of IHC Board, is an executive officer and a director of Geneve Holdings, Inc. Mr. Netter and members of his family have voting control over Genve Holdings, Inc. Mr. Netter disclaims beneficial ownership as to the shares of IHC common stock owned by GHI.

To the best knowledge of IHC, Geneve Holdings, Inc. has sole investment and voting power with respect to the shares listed above, and no other person (or persons acting in concert) owns beneficially more than 5% of IHC’s common stock.

CORPORATE GOVERNANCE MATTERS

Corporate Governance Documents

In furtherance of its longstanding goals of providing effective governance of IHC’s business and affairs for the long-term benefit of stockholders and promoting a culture and reputation of the highest ethics, integrity and reliability, IHC’s Board has adopted:

•	a Code of Ethics that applies to IHC’s Chief Executive Officer and President, Chief Operating Officers, Chief Financial Officer, controller and other IHC employees performing similar functions (the “Code of Ethics”);

•	a Corporate Code of Conduct that applies to all employees, officers and directors of IHC and its subsidiaries and affiliates (the “Code of Conduct”);

•	Corporate Governance Guidelines (“Guidelines”) to advance the functioning of the Board and its committees and set forth the Board’s expectations as to how it should perform its functions; and

•	written charters for its Audit and Compensation Committees of the Board (the “Charters”).

The Code of Ethics, Code of Conduct, the Guidelines and the Charters can be found on IHC’s website at www.independenceholding.com, and are also available in print to any stockholder who requests them. The information on IHC’s Web site, however, is not incorporated by reference in, and does not form part of, this proxy statement. The Board of does not anticipate modifying the Code of Ethics or the Code of Conduct, or granting any waivers to either, but were any such waiver or modification to occur, it would promptly be disclosed on IHC’s website.

Director Independence

As a company listed on the New York Stock Exchange (“NYSE”), IHC uses as its definition of independence the independence standards prescribed in the NYSE Listed Company Manual (the “Manual”). Each of Messrs. Kirkman, Tatum, Lahey, and Mr. Robert Ross (who served as a director during a part of fiscal year 2006) met such independence requirements. The Board has affirmatively determined that none of them had any material relationship with IHC at all applicable times during 2006.

IHC qualifies as a “controlled company” as defined in Section 303A.00 of the Manual because more than 50% of IHC’s voting power is held by GHI. Therefore, IHC is not subject to certain NYSE requirements that would otherwise require IHC to have: (i) a majority of independent directors on the Board (Manual Section 303A.01); (ii) compensation of IHC’s executive officers determined by a compensation committee composed solely of independent directors (Manual Section 303A.04); or (iii) director nominees selected, or recommended for the Board’s selection, by a nominating committee composed solely of independent directors (Manual Section 303A.05).

Of the members of the Compensation Committee of the Board (the “Compensation Committee”), Mr. Netter is not independent under the independence standards of the NYSE. Additionally, none of Messrs. Lapin, Graber, Netter and Thung is independent under the NYSE’s standards.

For each independent director, after reasonable investigations and in reliance on representations by such independent director to IHC, IHC believes there is no transaction, relationship, or arrangement between each such director not disclosed under the caption “Transactions with Related Persons.”

Audit Committee Financial Expert

The Board has determined that at least one member of the Audit Committee of the Board (the “Audit Committee”), Mr. Tatum, is an audit committee financial expert as such term is defined in Item 401(h)(2) of Regulation S-K, promulgated by the SEC.

Executive Sessions of Non-Management Directors

Non-management Board members meet without management present at least twice annually, at regularly scheduled executive sessions. At least once a year, such meetings include only the independent members of the Board. Mr. Kirkman presides over meetings of the non-employee and independent directors.

Communications with Directors

You may communicate directly with any member or committee of the Board by writing to: IHC Board of Directors, c/o Corporate Secretary, 485 Madison Avenue, 14th Floor, New York, New York 10022. Please specify to whom your letter should be directed. The Corporate Secretary of IHC will review all such correspondence and regularly forward to the Board a summary of all such correspondence and copies of all correspondence that, in his opinion, deals with the functions of the Board or its committees or that he otherwise determines requires the attention of any member, group or committee of the Board. Board members may, at any time, review a log of all correspondence received by IHC that is addressed to Board members and request copies of any such correspondence.

Interested parties who wish to communicate with non-management IHC directors, or with the presiding director of the Board’s executive sessions, may do so by writing to IHC Board of Directors, c/o Corporate Secretary, Attn: Non-management Directors (or the Presiding Director for executive sessions, as applicable), 485 Madison Avenue, 14th] Floor, New York, New York 10022. All such mail received will first be opened and screened for security purposes.

Nomination of Director Candidates

In light of GHI’s majority voting power, the Board has determined that the Board, rather than a nominating committee, is the most appropriate body to identify director candidates and select nominees for presentation at the annual meeting of stockholders. In making nominations, the Board seeks candidates with outstanding business experience who will bring such experience to the management and direction of IHC. The minimum criteria employed by the Board in its selection of candidates is set forth in the Guidelines, along with certain other factors that inform the selection process. All directors serving on the Board participate in the consideration of director nominees. Furthermore, in light of GHI’s voting power, the Board has determined that no policy with respect to consideration of candidates recommended by security holders other than GHI’s would be appropriate.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Meetings

During 2006, the Board held eight meetings. Each director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board; and (ii) the total number of meetings held by all committees of the Board on which he served.

Committees

The Board has standing Audit and Compensation Committees. Committee memberships are as follows:

Audit Committee	Compensation Committee

Mr. James G. Tatum (Chairman)	Mr. Edward Netter (Chairman)
Mr. Allan C. Kirkman	Mr. Allan C. Kirkman
Mr. John L. Lahey	Mr. James G. Tatum

Audit Committee.  The principal functions of the Audit Committee are to: (i) select an independent registered public accounting firm; (ii) review and approve management’s plan for engaging IHC’s independent registered public accounting firm during the year to perform non-audit services and consider what effect these services will have on the independence of IHC’s independent registered public accounting firm; (iii) review IHC’s annual financial statements and other financial reports which require approval by the Board; (iv) oversee the integrity of IHC’s financial statements, IHC’s systems of disclosure controls and internal controls over financial reporting and IHC’s compliance with legal and regulatory requirements; (v) review the scope of audit plans of IHC’s internal audit function and independent registered public accounting firm and the results of their audits; and (vi) evaluate the performance of IHC’s internal audit function and independent registered public accounting firm.

The Audit Committee met six times during 2006. Each of its members meets the independence requirements of the NYSE and applicable SEC rules and regulations. The Audit Committee and the Board have determined that each member of the Audit Committee is financially literate and that Mr. Tatum qualifies as an “audit committee financial expert” as such term is defined in Item 401(h)(2) of Regulation S-K, promulgated by the SEC.

Compensation Committee.  The Compensation Committee assists the Board in fulfilling its responsibilities with regard to compensation matters, is responsible for determining the compensation of IHC’s executive officers and administers IHC’s 2006 Stock Incentive Plan, 2003 Stock Incentive Plan, as amended, and 1988 Stock Incentive Plan. The Compensation Committee met three times during 2006. The Compensation Committee has sole authority to determine the compensation for IHC’s Chief Executive Officer and President.

Attendance at Annual Meeting of Stockholders

Each IHC director is expected to be present at the Annual Meetings of Stockholders. Were an IHC director unable to attend the meeting, IHC would endeavor to arrange for the director’s participation by teleconference. At last year’s annual meeting, every IHC director attended in person.

EXECUTIVE OFFICERS

Except for Messrs. Graber and Thung, who serve as (and are nominated to continue as) IHC directors, set forth below is information about each executive officer of IHC, including such officer’s name, age, all positions and offices held with IHC and its subsidiaries and principal occupations and business experience during the past five years. IHC’s officers are elected by the Board, each to serve until his or her successor is elected and has qualified, or until his or her earlier resignation, removal from office or death.

Mr. Bernon R. Erickson, Jr., 46
Chief Health Actuary and Senior Vice President

Since April 2007, Chief Health Actuary and Senior Vice President; since April 2007, Chief Executive Officer and President of Actuarial Management Corporation, a wholly owned subsidiary of IHC; for more than five years prior to April 2007, President and founder of Actuarial Management Corporation.

Ms. Teresa A. Herbert, 45
Chief Financial Officer and Senior Vice President

Since March 2005, Chief Financial Officer and Senior Vice President; from July 1999 to March 2005, Vice President and Chief Financial Officer; for more than five years prior to July 1999, Vice President and Controller; since March 2001, Vice President of Geneve Corporation; since November 2002, Chief Financial Officer and Senior Vice President of American Independence Corp. (“AMIC”).

Mr. David T. Kettig, 48
Co-Chief Operating Officer and Senior Vice President

Since January 2006, Co-Chief Operating Officer and Senior Vice President; from March 2005 to January 2006, Senior Vice President, General Counsel and Secretary; for more than five years before March 2005, Vice President, General Counsel and Secretary; since November 2002, Chief Operating Officer and Senior Vice President of AMIC; since December 2006, President of Independence American Insurance Company, a wholly owned subsidiary of AMIC.

Mr. Jeffrey C. Smedsrud, 48
Chief Strategic Development Officer and Senior Vice President

Since March 2006, Chief Strategic Development Officer and Senior Vice President; since March 2006, Chief Executive Officer and President of Community America Insurance Services, Inc., a wholly owned subsidiary of IHC; since January 2007, Chief Executive Officer and President of IHC Health Solutions, Inc., a wholly owned subsidiary of IHC; for more than five years prior thereto, president and founder of CA Marketing and Management Services, LLC, the corporate predecessor to IHC Health Solutions, Inc.; prior thereto, managing partner of CORE Marketing.

Mr. Henry B. Spencer, 67
Vice President — Investments

Since March 2005, Vice President — Investments; since March 2005, Vice President — Investments of Geneve Corporation; since March 2005, Vice President — Investments of AMIC; for more than five years prior to March 2005, Chief Investment Officer of Head Asset Management, an investment advisory affiliate of Head & Co., merchant bankers in the insurance industry, located in New York, New York; for eleven years prior thereto, Senior Vice President — Investments for Guardian Life Insurance Company, located in New York, New York.

Mr. Adam C. Vandervoort, 32
Vice President, General Counsel and Secretary

Since September 2006, Vice President, General Counsel and Secretary; since September 2006, Vice President, General Counsel and Secretary of AMIC; for more than five years prior to September 2006, attorney in private practice. Mr. Vandervoort is licensed to practice law in the states of California, Connecticut and New York.

Mr. Scott M. Wood, 42
Co-Chief Operating Officer and Senior Vice President

Since January 2006, Co-Chief Operating Officer and Senior Vice President; since January 2006, Chief Executive Officer and President of Insurers Administrative Corporation (“IAC”), a wholly owned subsidiary of IHC; for more than five years prior to January 2006, Executive Vice President and Chief Operating Officer of IAC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Compensation Committee Interlocks and Insider Participation

Messrs. Kirkman, Netter and Tatum served on the Compensation Committee of the Board during fiscal year 2006. Mr. Edward Netter was formerly an IHC executive officer. Please see below for additional description of IHC’s relationship with Mr. Netter and his immediate family.

Transactions with Management and Other Relationships

With GHI

IHC and GHI, IHC’s controlling stockholder, operate under cost-sharing arrangements pursuant to which certain items are allocated between the two companies. During 2006, IHC paid GHI (or accrued for payment thereto) approximately $378,815 under such arrangements, and paid or accrued approximately an additional $88,602 for the first quarter of 2007. Such cost-sharing arrangements include GHI’s providing IHC with the use of office space as IHC’s corporate headquarters for annual consideration of $155,856 in 2006. The foregoing arrangement is subject to the annual review and approval of the Audit Committee, and IHC’s management believes that the terms thereof are no less favorable than could be obtained by IHC from unrelated parties on an arm’s-length basis.

With Mr. Edward Netter

At December 31, 2006, IHC had $8.3 million and $6.3 million limited partnership investments, respectively, in feeder funds for both of Dolphin Limited Partnership I, L.P. (“Dolphin I”) and Dolphin Limited Partnership III, L.P. (“Dolphin III”). In February 2007, IHC liquidated its incident investment in Dolphin I and received its interest, subject to the terms of the fund. Mr. Donald Netter is the Chairman, Chief Executive Officer and controls the managing member of Dolphin I and Dolphin III. Mr. Donald Netter is an immediate family member of Mr. Edward Netter, an IHC director. Pursuant to the relevant partnership agreements, all limited partners are charged quarterly management fees, an annual performance-based incentive allocation and other defined expenses, all of which IHC believes to be comparable to other similar investment management vehicles with which it is familiar.

With Mr. Jeffrey C. Smedsrud

During 2006, CA Marketing and Management Services, LLC (“CAM”), a company owned and managed by Mr. Jeffrey C. Smedsrud, IHC’s Chief Strategic Development Officer and Senior Vice President, provided services to IHC’s subsidiaries and received commissions and fees in consideration thereof; additionally, IHC’s subsidiaries administered plans marketed by CAM. The described transactions represented the continuation of business relationships existing between IHC’s subsidiaries and CAM prior to Mr. Smedsrud becoming a related party of IHC. The transactions were approved by the Audit Committee and management believes such transactions were not conducted on terms more favorable to CAM than could have been obtained generally in the market.

With Mr. Scott M. Wood

In connection with IHC’s acquisition of IAC, Mr. Stephen A. Wood, the father of Mr. Scott M. Wood, entered into: (1) an employment agreement with IAC, pursuant to which he serves as Chairman of the Board of IAC and receives an annual base salary of $300,000 until September 20, 2007; (2) a consulting agreement with Standard Security, pursuant to which he provides consulting services to Standard Security and receives an annual fee of $250,000 until September 20, 2007; (3) a consulting agreement with IAC effective September 21, 2007 and terminating on September 20, 2022, pursuant to which he will provide consulting services to IAC and receive an annual fee of $300,000. Mr. Stephen A. Wood was the founder of IAC and its President and Chief Executive Officer prior to its acquisition by IHC.

In connection with IHC’s acquisition of IAC, Ms. Christy Wood, the sister of Mr. Scott M. Wood, entered into a revised salary continuation agreement with IAC, pursuant to which she will provide services to IAC as an employee and in a consultative capacity after retirement, and, subject to certain conditions therein, upon reaching the age of 65, will receive a monthly salary continuation payment of $12,500 for ten years. Ms. Wood joined IAC in 1997 and is an IAC Senior Vice President.

With Southern Life and Health Insurance Company

Southern Life and Health Insurance Company (“Southern”) is controlled by GHI. During 2006, IHC and its subsidiaries paid $275,333 to Southern in connection with Southern’s lease of real property to a subsidiary of IHC and provision of certain administrative services.

Review, Approval, or Ratification of Transactions with Related Persons

Section 5.7 of IHC’s by-laws provide that no contract or transaction between IHC and one or more of its directors or officers (or their affiliates) is per se void (or voidable) if, among other things, the material facts as to the relevant relationships and interests were disclosed to the Board (or the relevant committee thereof) and the transaction in question was approved by a majority of the disinterested directors voting on the matter. The Audit Committee’s charter requires the Audit Committee to review and approve all interested-party transactions, and IHC’s other governance documents specifically prohibit various conflicts of interest and impose disclosure requirements in connection with any potential conflict of interest.

The Audit Committee, with the assistance of IHC’s Vice President and General Counsel, has reviewed and approved each of the related-party transactions set forth above. IHC is not aware of any transaction reportable under paragraph (a) of Item 404 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, in respect of 2006, that was not so reviewed and approved.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board currently consists of seven members. All of IHC’s directors are elected at each annual meeting of stockholders and hold office until the next annual meeting of stockholders. The Board proposes that each of the seven current directors be reelected to the Board. Each of the directors elected at this annual meeting will hold office until the annual meeting of stockholders to be held in 2008 and until his successor is duly elected and qualified.

Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

The affirmative vote of a plurality of the votes cast at the meeting is required to elect the seven nominees as directors. This means that the seven nominees will be elected if they receive more affirmative votes than any other person.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE SEVEN NOMINEES.

The following table sets forth, with respect to each nominee, his name, age, principal occupation, employment during at least the past five years, the year he was first elected an IHC director and directorships held in other public companies.

NOMINEES FOR ELECTION TO THE BOARD

		Principal Occupation,
Director, Year First Elected as Director	Age	Business and Directorships

Mr. Larry R. Graber, 2000	57	Since February 2006, Senior Vice President — Life and Annuities of IHC; since April 1996, a director and President of Madison National; since April 1996, a director and President of Southern Life and Health Insurance Company, an insurance company and wholly owned subsidiary of Geneve Holdings, Inc. with principal offices in Homewood, Alabama; for more than the past five years, a director of Standard Security.
Mr. Allan C. Kirkman, 1980	63	For more than five years prior to his retirement in October 2005, Executive Vice President of Mellon Bank, N.A., a national bank.
Mr. John L. Lahey, 2006	60	For more than the past twenty years, President of Quinnipiac University, a private university located in Hamden, Connecticut; since 1995, a member of the Board of Trustees of Yale-New Haven Hospital, a hospital located in New Haven, Connecticut; since 1994, a director of the UIL Holdings Corporation, a publicly held utility holding company with principal offices in New Haven, Connecticut; since 1999, a director of The Aristotle Corporation (“Aristotle”), a publicly held company, controlled by Geneve Holdings, Inc., with principal offices in Stamford, Connecticut. Mr. Lahey also serves as a director of New York City St. Patrick’s Day Parade, Inc., and since 2003 has served as a member of the American Bar Association’s Council of the Section of Legal Education and Admissions to the Bar.
Mr. Steven B. Lapin, 1991	61	Since July 1999, Vice Chairman of IHC’s Board; for more than five years prior to July 1999, President and Chief Operating Officer of IHC; for more than the past five years, President and Chief Operating Officer and a director of Geneve Corporation; since January 1998, a director of Aristotle; since June 2002, President and Chief Operating Officer of Aristotle.
Mr. Edward Netter, 1980	74	Since August 1997, Chairman of the Compensation Committee; for more than the past five years, Chairman of Board; for more than five years prior to January 2000, Chief Executive Officer of IHC; from December 1990 to November 1993, President of IHC; for more than the past five years, Chairman, Chief Executive Officer and director of Geneve Holdings, Inc.; since January 1998, a director of Aristotle; since July 2002, a director of American Independence Corp., an insurance holding company with principal offices in New York, New York, which is 48% owned by IHC.
James G. Tatum, C.F.A., 2000	65	Since June 2002, Chairman of the Audit Committee; since June 2002, a director of Aristotle; for more than the past five years, sole proprietor of J. Tatum Capital, LLC, a registered investment advisor, located in Birmingham, Alabama, managing funds primarily for individual and trust clients; Chartered Financial Analyst for more than twenty-five years.

		Principal Occupation,
Director, Year First Elected as Director	Age	Business and Directorships

Roy T.K. Thung, 1990	63	Since January 2000, Chief Executive Officer of IHC; since July 1999, President of IHC; for more than five years prior to July 1999, Executive Vice President and Chief Financial Officer of IHC; from May 1990 to November 1993, Senior Vice President, Chief Financial Officer and Treasurer of IHC; for more than the past five years, Executive Vice President of Geneve Corporation; since June 2002, a director of Aristotle; since July 2002, a director of AMIC; since November 2002, Chief Executive Officer and President of AMIC.

DIRECTORS’ COMPENSATION

The general policy of the Board is that compensation for independent directors should be a mix of cash and equity. IHC does not pay management directors for board service in addition to their regular employee compensation. The Compensation Committee has the primary responsibility for reviewing and considering any revisions to director compensation.

During 2007, each non-employee (outside) director will be paid:

•	an annual retainer of $25,000;

•	$400 for each board or committee meeting attended;

•	$5,000 for service as chairman of a board committee; and

•	750 restricted shares of IHC common stock, vesting ratably over the three anniversaries of the award, and contingent upon continuing service as a director.

The following table summarizes compensation paid to IHC’s directors during 2006, except for Mr. Thung, IHC’s Chief Executive Officer and President, and Mr. Larry R. Graber, IHC’s Senior Vice President — Life and Annuities, for whom compensation is described beginning on page 16 of this proxy statement.

Director Summary Compensation

	Fees Earned
	or Paid	Stock
	in Cash	Awards	Total
Name	($)	($)(1)	($)

Mr. Edward Netter (Chairman)(2)	—	—	—
Mr. Larry R. Graber(2)	—	—	—
Mr. Allan C. Kirkman	$25,000	$7,311	$32,311
Mr. John L. Lahey	$12,500	$2,857	$15,357
Mr. Steven B. Lapin(2)	—	—	—
Mr. Robert P. Ross	$12,500	$11,134	$23,634
Mr. James G. Tatum	$30,000	$7,311	$37,311

(1)	Represents amounts expensed for financial statement reporting purposes.

(2)	Messrs. Netter, Graber and Lapin received no compensation in connection with their service as IHC directors during 2006.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Objectives

Compensation of each of IHC’s executive officers is intended to be based on performance — IHC’s performance and the executive’s performance. The Compensation Committee has responsibility for establishing and reviewing the compensation for all of IHC’s executive officers.

In establishing executive officer compensation, the following are among the Compensation Committee’s objectives:

•	attract and retain individuals of superior ability and managerial talent;

•	ensure compensation is aligned with IHC’s corporate strategies, business objectives and the long-term interests of IHC’s stockholders; and

•	enhance incentives to increase IHC’s stock price and maximize stockholder value by providing a portion of total compensation in IHC equity and equity-related instruments.

IHC’s overall compensation program is structured to attract, motivate and retain highly qualified executive officers by paying them competitively, consistent with IHC’s success and their contributions to such success. To this end, base salary and bonus are designed to reward annual achievements and to be commensurate with an executive’s scope of responsibilities, demonstrated leadership abilities and management experience and effectiveness. Other elements of compensation focus on motivating and challenging IHC’s executive officers to achieve superior, long-term, sustained results.

Implementation of Objectives

Salaries

The salary of an IHC executive officer is based on his or her level of responsibility, experience and qualifications and recent performance. Adjustments to salary are made in response to changes in any of the foregoing factors and changes in market conditions. Executive officer salaries are typically reviewed by the Compensation Committee every twelve months. The Compensation Committee has sole authority to determine the compensation for IHC’s Chief Executive Officer. Neither the Compensation Committee nor IHC has retained a compensation consultant or similar organization for assistance in reviewing or setting executive officer salaries or other compensation.

Cash Bonuses

Following the close of each fiscal year, IHC’s Chief Executive Officer and President makes recommendations to the Compensation Committee as to cash bonuses for IHC’s executive officers (excluding himself), based on an analysis of IHC’s performance in the year ended versus IHC’s plan for such year and an analysis of each executive officer’s individual contribution during the year. The Compensation Committee then convenes outside the presence of the Chief Executive Officer and President and, following appropriate deliberation, approves bonuses for all IHC executive officers.

The salaries paid and annual bonuses awarded to IHC’s CEO, CFO and the three other most highly compensated executive officers in 2006 (the “named executive officers”) are set forth in the Summary Compensation Table on page 16.

Equity Awards

IHC’s 2006 Stock Incentive Plan (the “Plan”) provides the opportunity for the Compensation Committee to make equity incentive awards to, among others, IHC’s executive officers. Each of IHC’s named executive officers holds stock options, having varying exercise prices and expiration dates (based on the date granted). Please see the information set forth in the tables below for additional information. IHC does not have a target level of stock ownership applicable to any of its employees, including the named executive officers. Awards to IHC executive officers of equity awards under the Plan are generally made annually at the time the annual bonus is awarded, but also may be made at the time the recipient is hired by IHC or first becomes an executive officer. The Compensation Committee determines the amount of the award with reference to factors including the present value of the award relative to the executive officer’s salary and anticipated cash bonus, the anticipated importance of the executive’s position to IHC’s future results and the size of the executive’s total compensation relative both to other executives within IHC and to compensation levels at other companies.

Reimbursement for Business Use of Private Aircraft

During 2006, pursuant to the terms of Mr. Scott M. Wood’s employment agreement with IHC, IHC reimbursed Mr. Wood in amount $423,420, strictly in connection with his business use of private aircraft. This reimbursement was made upon Mr. Wood’s presentation to management of appropriate documentation. As this amount represents reimbursement for expenses incurred in an activity integrally and directly related to Mr. Wood’s performance of his duties for IHC, this amount is not considered compensation to Mr. Wood, and is not reported as such in this proxy statement.

Tax Implications

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits IHC’s deductions for compensation paid to the named executive officers to $1 million unless certain requirements are met. The policy of the Compensation Committee with respect to Section 162(m) is to establish and maintain a compensation program which will optimize the deductibility of compensation for IHC. The Compensation Committee, however, reserves the right to use its judgment, where merited by the Compensation Committee’s need to respond to changing business conditions or by an executive officer’s individual performance, to authorize compensation which may not, in a specific case, be fully deductible to IHC. No named executive officer received compensation in 2006 in excess of the $1 million limitation provided by Section 162(m) of the Code.

Compensation Committee Report

The Compensation Committee assists the Board in fulfilling its responsibilities with regard to compensation matters, and is responsible for determining the compensation of IHC’s executive officers. The Compensation Committee has sole authority to determine the compensation for IHC’s Chief Executive Officer. In previous proxy statements, the Compensation Committee submitted reports that sought to describe in detail the philosophy and execution of executive compensation at IHC. In accordance with rules of the SEC that are now effective for this and future proxy statements, the “Compensation Discussion and Analysis” section of this proxy statement includes this information. The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” section of this proxy statement with management, including our Chief Executive Officer and our Chief Financial Officer. Based on this review and discussion, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” section be incorporated by reference in IHC’s 2006 Annual Report on Form 10-K and included in this proxy statement.

Compensation Committee

Mr. Edward Netter, Chairman	Mr. Allan C. Kirkman	Mr. James G. Tatum

Summary Compensation Table

The following table lists the annual compensation for IHC’s CEO, CFO and its three other most highly compensated executive officers in 2006 for the years 2006, 2005 and 2004. Amounts reported under the “Option Awards” column represent expense recorded for financial statement purposes. For additional information as to the calculation of such expense, please see footnote No. 1 to the audited financial statements included in IHC’s Annual Report on Form 10-K for the Year Ended December 31, 2006, filed with the SEC on March 16, 2007.

								Change in
								Pension Value
								and
								Nonqualified
								Deferred
						Option		Compensation		All Other
Name and Principal		Salary		Bonus		Awards		Earnings		Compensation		Total
Position	Year	($)		($)		($)		($)		($)		($)

Mr. Roy T.K. Thung	2006	$370,690		$380,000		$527,400	(1)	$82,133	(2)	$20,753	(3)	$1,380,976
Chief Executive Officer and	2005	$357,595		$380,000		—		—		$321,481	(4)	$1,059,076
President	2004	$333,845		$370,500		—		—		$200,349	(4)	$904,694
Ms. Teresa A. Herbert	2006	$219,982		$135,000	(10)	$115,301		$7,650	(6)	$12,278	(11)	$490,211
Chief Financial Officer and	2005	$200,953		$127,500	(10)	—		—		$6,024	(12)	$334,477
Senior Vice President	2004	$153,328		$120,500		—		—		$5,252	(12)	$279,080
Mr. David T. Kettig	2006	$249,051		$190,000	(5)	$121,891		$9,690	(6)	—		$570,632
Co-Chief Operating Officer	2005	$240,629		$190,000	(5)	—		—		$7,419	(7)	$438,048
and Senior Vice President	2004	$224,250		$147,750		—		—		$6,794	(7)	$378,794
Mr. Scott M. Wood	2006	$297,917	(8)	$100,000		$65,903		—		$27,312	(9)	$491,132
Co-Chief Operating Officer	2005	—		—		—		—		—		—
and Senior Vice President	2004	—		—		—		—		—		—
Mr. Larry R. Graber	2006	$200,000		$100,000		$19,771		—		$28,424	(13)	$319,771
Senior Vice President — Life	2005	$192,000		$160,000		—		—		$29,760	(14)	$381,760
and Annuities	2004	$185,972		$80,000		—		—		$28,940	(14)	$294,912

(1)	Of this amount, $102,438 represents amounts recorded in connection with stock appreciation rights.

(2)	Represents the increase in the value of Mr. Thung’s Retirement Benefits Agreement with IHC.

(3)	Of this amount, $14,483 represents reimbursements related to use of automobile and $6,270 represents employer matching contributions to Mr. Thung’s 401(k) account.

(4)	The amounts shown for Mr. Thung for 2005 and 2004 include amounts accrued under Mr. Thung’s Retirement Benefits Agreement.

(5)	Of the amounts shown, $47,500 and $161,500 represent deferred compensation for 2006 and 2005, respectively.

(6)	Represents 100% of the annual earnings on nonqualified deferred compensation, not merely the portion attributable to an above-market rate of return.

(7)	The amounts shown for Mr. Kettig for 2005 and 2004 include reimbursements related to use of automobile, the dollar value of premiums paid for term life insurance and employer matching contributions to Mr. Kettig’s 401(k) account of $5,028 and $4,767, respectively.

(8)	Represents payments in connection with the portion of the year for which the named executive officer was an IHC employee.

(9)	Represents $24,542 in reimbursements related to use of automobiles and $2,770 in employer matching contributions to Mr. Wood’s 401(k) account.

(10)	100% of the amounts shown represent deferred compensation.

(11)	Of this amount, $6,668.17 represents reimbursements related to use of automobile and $5,610 represents employer matching contributions to Ms. Herbert’s 401(k) account.

(12)	The amounts shown for Ms. Herbert for 2005 and 2004 include reimbursements related to use of automobile and dollar value of premiums paid for term life insurance.

(13)	Of this amount, $9,865 represents reimbursement related to use of automobile, $16,753 represent profit sharing and employer matching contributions to Mr. Graber’s 401(k) account and $1,806 represent life insurance payments made on Mr. Graber’s behalf.

(14)	The amounts shown for Mr. Graber for 2005 and 2004 include reimbursements related to use of automobile, the dollar value of premiums paid for term life insurance and employer matching contributions to Mr. Graber’s 401(k) account of $17,797 and $17,191, respectively.

Grants of Plan-Based Awards

The following table presents information on equity awards granted under IHC’s 2006 Stock Incentive Plan to named executive officers in 2006.

				All Other Option
				Awards: Number			Grant Date Fair
		All Other Stock		of Securities	Exercise or Base		Value of
		Awards: Number of		Underlying	Price of Option		Stock and
Name	Grant Date	Shares or Units		Options(1)	Awards		Option Awards
				(#)	($/Sh)		($)

Mr. Roy T.K. Thung	6/19/2006	80,000	(2)	—	$21.15	(3)	$584,000
Ms. Teresa A. Herbert	6/19/2006	—		15,000	$21.15		$109,500
Mr. David T. Kettig	6/19/2006	—		20,000	$21.15		$146,000
Mr. Scott M. Wood	6/19/2006	—		50,000	$21.15		$365,000
Mr. Larry R. Graber	6/19/2006	—		15,000	$21.15		$109,500

(1)	Options granted on 6/19/2006 are exercisable in one-third annual increments beginning 6/19/2007.

(2)	Stock appreciation rights granted on 6/19/2006 are exercisable in one-third annual increments beginning 6/19/07.

(3)	Measuring price of stock appreciation award.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information with respect to outstanding stock options held by the named executive officers as of December 31, 2006

	Number of	Number of
	Securities	Securities				Number of		Market Value of
	Underlying	Underlying				Shares or		Shares or
	Unexercised	Unexercised		Option	Option	Units of		Units of
	Options	Options		Exercise	Expiration	Stock That		Stock That
Name	Exercisable	Unexercisable		Price	Date	Have Not Vested		Have Not Vested
	(#)	(#)		($)

Mr. Roy T.K. Thung	77,400	—		$11.08	1/9/2008	—		—
	109,710	—		$11.38	6/19/2008	—		—
	120,000	60,000	(1)	$20.89	5/6/2009	—		—
	—	—		—	—	80,000	(4)	$567,352	(5)
Ms. Teresa A. Herbert	44,550	—		$11.38	6/19/2008	—		—
	12,000	6,000	(1)	$20.89	5/6/2009	—		—
	3,333	6,667	(2)	$17.99	11/29/2010	—		—
	—	15,000	(3)	$21.15	6/18/2011	—		—
Mr. David T. Kettig	44,550	—		$11.38	6/19/2008	—		—
	12,000	6,000	(1)	$20.89	5/6/2009	—		—
	3,333	6,667	(2)	$17.99	11/29/2010	—		—
	—	20,000	(3)	$21.15	6/18/2011	—		—
Mr. Scott M. Wood	—	50,000	(3)	$21.15	6/18/2011	—		—
Mr. Larry R. Graber	—	15,000	(3)	$21.15	6/18/2011	—		—

(1)	Options granted on 5/7/2004 are exercisable in one-third annual increments beginning 5/7/2005.

(2)	Options granted on 11/30/2005 are exercisable in one-third annual increments beginning 11/30/2006.

(3)	Options granted on 6/19/2006 are exercisable in one-third annual increments beginning 6/19/2007.

(4)	Stock appreciation rights granted on 6/19/2006 are exercisable in one-third annual increments beginning 6/19/07.

(5)	Calculated as of December 31, 2006.

Option Exercises and Stock Vested

The following table provides information on stock option exercises by the named executive officers during 2006.

	Option Awards
	Number of
	Shares
	Acquired	Value Realized
Name	on Exercise	on Exercise
	(#)	($)

Mr. Roy T.K. Thung	162,000	$2,274,102
Ms. Teresa A. Herbert	18,450	$196,723
Mr. David T. Kettig	26,450	$345,990
Mr. Larry R. Graber	37,350	$596,485

Nonqualified Deferred Compensation

The following table sets forth the non-qualified deferred compensation activity for each named executive officer during 2006. The amounts in the first column represent contributions to deferred compensation during the year 2006. Since it is IHC’s practice to pay bonuses in the first quarter of the year for performance in the preceding year, the contributions shown correspond to bonuses paid in 2006, but earned in 2005. Accordingly, the bonus amounts noted as deferred in the Summary Compensation Table on page 16 of this proxy statement were contributed in 2007, and therefore do not appear in the table below.

				Aggregate
	Executive	Aggregate	Aggregate	Balance
	Contributions in	Earnings in Last	Withdrawals/	at Last
Name	Last Fiscal Year	Fiscal Year	Distributions	Fiscal Year-End
	($)	($)	($)	($)

Mr. Roy T.K. Thung	—	—	$425,277	—
Ms. Teresa A. Herbert	$127,500	$7,650	—	$135,150
Mr. David T. Kettig	$161,500	$9,690	—	$171,190

Potential Payments to Named Executive Officers

With Mr. Thung

IHC is party to a Retirement Benefits Agreement with Mr. Roy T.K. Thung, dated as of September 30, 1991, and amended by amendments dated as of December 20, 2002 and June 17, 2005, pursuant to which Mr. Thung is entitled to a lump-sum cash payment on January 31, 2009 or a lesser amount upon the earlier cessation of Mr. Thung’s employment by IHC. For example, had Mr. Thung’s employment by IHC ceased on December 31, 2006, Mr. Thung would have received a payment in amount of $1,400,000 under the terms of this agreement.

With Mr. Wood

Under the terms of his employment agreement with IHC, if Mr. Scott M. Wood’s employment by IHC ceases under certain circumstances (e.g., involuntary termination without cause), Mr. Wood is entitled to receive his base salary through the term of the agreement. For example, had this provision been triggered on December 31, 2006, Mr. Wood would have been entitled to receive $325,000 per year, payable in accordance with IHC’s standard practices, through February 1, 2009.

Stock Incentive Plans

Under the terms of IHC’s stock incentive plans, the Compensation Committee is obligated to make appropriate provision for the holders of awards thereunder in the event of a change in control of IHC or similar event. The specifics of such an occurrence cannot be anticipated, and thus the prospective effect upon IHC cannot reliably be quantified.

Equity Compensation Plans

The following table sets forth certain information as of December 31, 2006 with respect to compensation plans under which shares of IHC common stock may be issued.

Equity Compensation Plan Information

Number of Shares
Remaining Available
	Number of		for Future Issuance
	Shares to	Weighted-	Under Equity
	be Issued upon	Average Exercise	Compensation Plans
	Exercise of	Price of	(Excluding Shares
	Outstanding	Outstanding	Reflected in the
Plan Category	Options	Options	First Column)

Equity compensation plans approved by stockholders	858,351	$17.03	1,044,184

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board in oversight of the financial reporting process, including the effectiveness of internal accounting and financial controls and procedures, and controls over the accounting, auditing and quality of financial reporting practices of IHC. The Audit Committee operates under a written charter adopted by the Board.

Management of IHC has primary responsibility for the financial reporting process, the preparation of financial statements in conformity with U.S. generally accepted accounting principles, the system of internal controls and the establishment of procedures designed to insure compliance with accounting standards and applicable laws and regulations. KPMG is responsible for auditing IHC’s financial statements and internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review these processes and procedures. Audit Committee members are not professionally engaged in the practice of accounting or auditing. The Audit Committee relies on the information provided to it, including the representations of management that the financial statements have been prepared with integrity and objectivity, and the representations of management and the opinion of KPMG that such financial statements are fairly presented, in all material respects, in conformity with U.S. generally accepted accounting principles.

The Audit Committee also reviewed the Report of Management on Internal Control over Financial Reporting contained in IHC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 prior to filing such report with the SEC, as well as KPMG’s Reports of Independent Registered Public Accounting Firm (also included in IHC’s Annual Report on Form 10-K). KPMG’s reports related to the audit of (i) IHC’s consolidated financial statements, (ii) management’s assessment of the effectiveness of internal control over financial reporting and (iii) the effectiveness of internal control over financial reporting. The Audit Committee continues to oversee IHC’s efforts related to its internal control over financial reporting and management’s preparations for the evaluation in 2007.

The Audit Committee met with management periodically during the year to consider the adequacy of IHC’s internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with appropriate IHC financial and internal audit personnel and with KPMG. The Audit Committee also discussed with IHC’s senior management the process used for certifications by IHC’s chief executive officer and chief financial officer which are required for certain filings with the SEC.

The Audit Committee appointed KPMG as IHC’s independent registered public accounting firm after reviewing the firm’s performance and independence from management.

The Audit Committee reviewed with management and KPMG, IHC’s audited financial statements and met separately with both management and KPMG to discuss and review those financial statements and reports prior to issuance. Management has represented to the Audit Committee that the financial statements were prepared in conformity with U.S. generally accepted accounting principles. KPMG’s report states the firm’s opinion that such financial statements are fairly presented, in all material respects, in conformity with U.S. generally accepted accounting principles.

The Audit Committee has reviewed and discussed with KPMG its independence from IHC and its management. The Audit Committee received from KPMG the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This letter relates to that firm’s independence from IHC. The Audit Committee also discussed with KPMG matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) to the extent applicable. The Audit Committee implemented a procedure to monitor auditor independence, reviewed audit and non-audit services performed by KPMG, and discussed with KPMG its independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board that IHC’s audited financial statements be included in IHC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

Audit Committee Members

Mr. James G, Tatum, Chairman	Mr. Allan C. Kirkman	Mr. John L. Lahey

AUDIT AND NON-AUDIT FEES

The following table sets forth fees for services KPMG provided to IHC during 2006 and 2005:

	2006	2005

Audit fees	$2,305,000	$1,969,000
Audit-related fees	—	—
Tax fees	83,000	78,000
All other fees	—	—

Total	$2,388,000	$2,047,000

•	Audit Fees. Represents fees for professional services provided for the audit of IHC’s annual financial statements, the audit of IHC’s internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, the review of IHC’s quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

•	Tax Fees. Represents fees for professional services provided primarily for tax compliance.

The Audit Committee has determined that the provision of non-audit services by KPMG is compatible with maintaining KPMG’s independence. Any such engagement of KPMG to provide non-audit services to IHC must be pre-approved by the Audit Committee. None of the non-audit services above was billed to IHC during 2006 or 2005 without such pre-approval.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF
THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

KPMG audited IHC’s annual financial statements for the year ended December 31, 2006. The Audit Committee has appointed KPMG to be IHC’s independent registered public accounting firm for the year ending December 31, 2007. The stockholders are asked to ratify this appointment at the annual meeting. Representatives of KPMG will be present at the meeting to respond to appropriate questions and to make a statement if they so desire.

Vote Required For Ratification

The Audit Committee is responsible for selecting IHC’s independent registered public accounting firm. Accordingly, stockholder approval is not required to appoint KPMG as IHC’s independent registered public accounting firm for 2007. The Board believes, however, that submitting the appointment of KPMG to the stockholders for ratification is a matter of good corporate governance. If the stockholders do not ratify the appointment, the Audit Committee will review its future selection of the independent registered public accounting firm.

The ratification of the appointment of KPMG as IHC’s independent registered public accounting firm requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

OTHER MATTERS

IHC’s by-laws require stockholders to give advance notice of any proposal intended to be presented at the annual meeting. The deadline for this notice has passed and IHC has not received any such notice. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

ADDITIONAL INFORMATION

Proxy Solicitation

IHC will bear all costs of this proxy solicitation. In addition to soliciting proxies by this mailing, IHC expects that its directors, officers and regularly engaged employees may solicit proxies personally or by mail, telephone, facsimile or other electronic means, for which solicitation they will not receive any additional compensation. IHC will reimburse brokerage firms, custodians, fiduciaries and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request.

Stockholder Proposals for 2008 Annual Meeting

Stockholder proposals intended to be presented at IHC’s 2008 annual meeting must be received by IHC no later than January 16, 2008 to be eligible for inclusion in IHC’s proxy statement and form of proxy for next year’s meeting. Proposals should be addressed to Independence Holding Company, Attention: Corporate Secretary, 485 Madison Avenue, 14th Floor, New York, New York 10022.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at the 2008 annual meeting, IHC’s by-laws require stockholders to give advance notice of such proposals. The required notice must be given no more than 90 days and no less than 70 days in advance of the anniversary date of the immediately preceding annual meeting. Accordingly, with respect to IHC’s 2008 annual meeting of stockholders, IHC’s by-laws require notice to be provided to Independence Holding Company, Attention: Corporate Secretary, 485 Madison Avenue, 14th Floor, New York, New York 10022, as early as March 24, 2008 but no later than April 13, 2008. If a stockholder fails to provide timely notice of a proposal to be presented at the 2008 annual meeting, the chairman of the meeting will declare it out of order and disregard any such matter.

By order of the Board of Directors,

Adam C. Vandervoort
Secretary

☑	PLEASE MARK VOTES	REVOCABLE PROXY
	AS IN THIS EXAMPLE	INDEPENDENCE HOLDING COMPANY

ANNUAL MEETING OF STOCKHOLDERS
JUNE 22, 2007
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
     The undersigned stockholder of Independence Holding Company (the “Company”) hereby appoints Teresa A. Herbert and Adam C. Vandervoort, and each or either of them, the true and lawful proxies, agents and attorneys of the undersigned, each with full power to act without the other and with full power of substitution to vote all shares of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Friday, June 22, 2007 at 10:45 A.M., E.D.T., at the Park Avenue Tower, 75 E. 55th Street, Seventh Floor, New York, NY 10022 and at any adjournment or postponement thereof.

Please be sure to sign and date this Proxy in the box below.

Date

Stockholder sign above Co-holder (if any) sign above

			With-	For All
		For	hold	Except
1.	To elect seven directors: Nominees: Larry R. Graber, Allan C. Kirkman, Steven B. Lapin, Edward Netter, John L. Lahey, James G. Tatum and Roy T. K. Thung			

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

		For	Against	Abstain
2.	To ratify the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2007.			

3.	To transact any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” ALL PROPOSALS.
     The shares represented by this proxy card will be voted as directed above. If no direction is given and the proxy card is validly executed, the shares will be voted FOR all listed proposals.
     The undersigned hereby ratifies and confirms all that said proxies, agents, and attorneys, or any of them or their substitutes, lawfully may do at the meeting and hereby revokes all proxies heretofore given by the undersigned to vote at said meeting or any adjournment or postponement thereof.

▲     Detach above card, sign, date and mail in postage paid envelope provided.     ▲
INDEPENDENCE HOLDING COMPANY
96 CUMMINGS POINT ROAD
STAMFORD, CONNECTICUT 06902

     Please sign the Proxy exactly as your name(s) appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
PLEASE DATE, SIGN AND RETURN.
YOUR PROMPT ATTENTION WILL BE APPRECIATED.
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.